                                                                    Exhibit 24


                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                        /s/ Roger L. Hale
                                   ---------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Mahedi A. Jiwani
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Richard A. Snyder
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Arthur D. Collins, Jr.
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.

                                       /s/ David C. Cox
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Andrew P. Czajkowski
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ William A. Hodder
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Delbert W. Johnson
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ William I. Miller
                              ---------------------------------------------

                                   TENNANT COMPANY

                                  Power of Attorney
                              of Director and/or Officer


    The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Roger L. Hale, Janet M. Dolan and Bruce J. Borgerding, and each or any one of them, his true and lawful attorneys-in-fact, with power of substitution, for him and in his name, place and stead, to sign and affix his name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Non-Employee Director Stock Option Plan, and to file the same with the Commission, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 1997.


                                       /s/ Edwin L. Russell
                              ---------------------------------------------